UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

NF ENERGY SAVING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50155	02-0563302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Qingnian Avenue, Heping District
Shenyang, P.R. China	110015
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (8624) 8563-1159

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.01 Changes in Control of Registrant.

On January 30, 2019, NF Energy Saving Corporation (the "Company") announced that Mr. Yongquan Bi, an existing director and a substantial stockholder of the Company, together with a group of additional investors whose combined holdings constitute a majority of the Company's voting rights, delivered a written consent (the "Written Consent") to the Company's registered office in a process which is consistent with the Company's governing documents and the applicable Delaware law. According to the Written Consent, three members of the Company's Board of Directors (the "Board") (i.e., Lihua Wang, Jianxin Wang and Zhuting Liu) will end their service, and a new director, Mr. Ju Li, will be appointed to the Board, so that the reconstituted Board will consist of seven directors (instead of nine).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this item 5.02.

There are no family relationships between Mr. Ju Li and any director or other executive officer of the Company.

Mr. Ju Li (40) has rich and extensive financial investment and enterprise management experience. Mr. Li previously worked at AmtexGmbH and at Mercatura Cosmetics Biotech Tech AG. From March 2009 to February 2015, Mr. Li was the general manager of Asia Pacific at Varengold Bank. From April 2015 to February 2017, Mr. Li was the general manager of Asia Pacific at Sensus Asset Management Co., Ltd. Mr. Li holds a B.A. degree from the Bremen University of Applied Sciences,Germany.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release of NF Energy Saving Corporation dated January 30, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF ENERGY SAVING CORPORATION

Date: February 1, 2019	By:	/s/ Yongquan Bi
Yongquan Bi
Director (interim Chairman)

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